SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 11, 2002


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



                   Reckson Associates Realty Corp.-Maryland
                 Reckson Operating Partnership, L.P.-Delaware
                   (State of incorporation or organization)

   Reckson Associates Realty Corp.-1-13762        Reckson Associates Realty Corp.
Reckson Operating Partnership, L.P. -1-13762                 11-3233650
          (Commission File Number)              Reckson Operating Partnership, L.P.
                                                             11-3233647

                                                      (IRS Employer Id. Number)

                   225 Broadhollow Road                       11747
                    Melville, New York                     (Zip Code)
         (Address of principal executive offices)

                                (631) 694-6900
             (Registrant's telephone number, including area code)

Item 5.           Other Events

         On June 17, 2002, Reckson Operating Partnership L.P. (the "Operating Partnership"), a subsidiary of Reckson Associates Realty Corp. (the "Company"), issued $50,000,000 aggregate principal amount of its 6.00% senior unsecured notes due 2007 (the "Notes") in a public offering through Wachovia Securities, Inc. (formerly First Union Securities, Inc.), as underwriter, pursuant to an underwriting agreement, dated June 11, 2002 and related terms agreement, dated June 11, 2002. Interest on the notes is payable semi-annually on June 15 and December 15. The Notes mature on June 15, 2007. The Notes were priced at 99.465% of par value to yield 6.126%, a spread of 180 basis points above the five-year treasury rate. The Operating Partnership will use the net proceeds of the offering to reduce borrowings under its revolving credit facility.


Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits

         (c)      Exhibits

         1.1 Underwriting Agreement, dated June 11, 2002, between the Operating Partnership and First Union Securities, Inc.

         1.2 Terms Agreement, dated June 11, 2002, between the Operating Partnership and First Union Securities, Inc.

         4.1      Form of 6.00% Note due 2007 of the Operating Partnership.

         4.2 Indenture, dated March 26, 1999, among the Operating Partnership, the Company and The Bank of New York, as trustee.*

         5 Opinion of Sidley Austin Brown & Wood LLP as to the legality of the Notes.

______________________
         * Previously filed as an exhibit to the Registrant's registration statement on Form S-3 (File No. 333-67129).

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



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     RECKSON ASSOCIATES REALTY CORP.


                                     By:   /s/ Michael Maturo
                                          ------------------------------------
                                           Michael Maturo
                                           Executive Vice President and
                                           Chief Financial Officer



                                     RECKSON OPERATING PARTNERSHIP, L.P.
                                     By:  Reckson Associates Realty Corp.,
                                           its General Partner


                                     By:   /s/ Michael Maturo
                                          ------------------------------------
                                           Michael Maturo
                                           Executive Vice President
                                           and Chief Financial Officer



Date:  June 18, 2002



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